AGRILINK FOODS, INC.

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

To the Agents and Lenders
   Party to the Credit Agreement
   referred to below

Gentlemen:

     We refer to the Credit Agreement dated as of September 23, 1998 among Agrilink Foods, Inc. as Borrower, Pro-Fac Cooperative, Inc., Linden Oaks Corporation and Kennedy Endeavors, Incorporated as Guarantors, Harris Trust and Savings Bank individually and as Administrative Agent and the other lenders from time to time parties thereto as amended and currently in effect between us (the "Credit Agreement"), capitalized terms used without definition below to have the meanings ascribed to them in the Credit Agreement.

     Upon satisfaction of the conditions precedent to effectiveness set forth below, compliance with certain provisions of the Credit Agreement as of the last day of the Parent's fiscal year 1999 shall be waived and the Credit Agreement shall be amended in certain respects, all as hereinafter set forth:

          1. WAIVERS. Compliance by the Parent with Sections 8.10 through 8.14, both inclusive, of the Credit Agreement as of, but only as of, the last day of the fourth fiscal quarter of the Parent's 1999 fiscal year (such 1999 fiscal year ending on June 26, 1999) is hereby waived and any Default or Event of Default occasioned by the Parent's failure to be in compliance with such sections as of such date is also hereby waived.

          2. AMENDMENTS.

               (a) Section 1.1 (Definition of the Term of Consolidated Net Income). The definition of the term "Consolidated Net Income" appearing in Section 1.1 of the Credit Agreement shall be amended by adding the following at the end thereof:

               "Computations of Consolidated Net Income for the third fiscal quarter of fiscal 1999 shall be made by excluding a $5,000,000 charge taken in such fiscal quarter for restructuring charges."

               (b) Section 8.10 (Consolidated Net Worth). Section 8.10 of the Credit Agreement shall be amended by striking the figure
          "$150,000,000" appearing therein and substituting the figure "$135,000,000" therefor and by striking the phrase "(commencing with 1999 fiscal year)" and substituting the phrase "(commencing with the 2000 fiscal year) therefor."

               (c) Section 8.11 (Leverage Ratio) Section 8.11 of the Credit Agreement shall be amended by striking the entry "All Fiscal Quarters of Fiscal 2000" appearing in the column headed "For Fiscal Quarters" and substituting the phrase "Fourth Fiscal Quarter of Fiscal 2000" therefor and by adding the following sentence immediately after the columns appearing in Section 8.11:

                  "The Parent will as of the last day of each of the first three fiscal quarters of fiscal 2000 have a Leverage Ratio of not more than 6.5 to 1 (in the case of the last day of the first such fiscal quarter), 6.25 to 1 (in the case of the last day of the second such fiscal quarter) and 6.00 to 1 (in the case of the last day of the third such fiscal quarter)."

               (d) Section 8.12 (Fixed Charge Coverage Ratio) Section 8.12 of the Credit Agreement shall be amended by adding the following at the end thereof:

                  "The foregoing to the contrary notwithstanding, in lieu of the minimum Fixed Charge Coverage Ratio specified above for the first through the third fiscal quarters of fiscal 2000, the Parent will as of the last day of each of the first, second and third fiscal quarters of fiscal 2000 have a Fixed Charge Coverage Ratio of not less than .95 to 1."

               (e) Section 8.13 (EBITDA) Section 8.13 of the Credit shall be amended by adding the following at the end thereof:

                  "The foregoing to the contrary notwithstanding, the Parent shall not be required to have EBITDA for the period of four fiscal quarters ending on the last day of the first, second and third fiscal quarters of fiscal 2000 in the amount specified above but in lieu thereof the Parent will as of the last day of each such fiscal quarter have EBITDA for the period of four fiscal quarters then ending of not less than $108,000,000 in the case of the first such fiscal quarter, $110,000,000 in the case of the second such fiscal quarter and $115,000,000 in the case of the third such fiscal quarter."

               (f) Section 8.14 (Interest Coverage Ratio) Section 8.14 of the Credit Agreement shall be amended by striking the chart appearing therein and substituting the following therefor:

------------------------------------------------------------ ---------------------------------------------------------
For Fiscal Quarters                                          Interest Coverage Ratio Shall Not be Less Than
------------------------------------------------------------ ---------------------------------------------------------

First, Second and Third of Fiscal 2000                                              1.40 to 1
Fourth of Fiscal 2000                                                               1.75 to 1
First and Second of Fiscal 2001                                                     1.85 to 1
Third and Fourth of Fiscal 2001                                                     2.00 to 1
First and Second of Fiscal 2002                                                     2.10 to 1
Third and Fourth of Fiscal 2002                                                     2.20 to 1
First and Second of Fiscal 2003                                                     2.30 to 1
Third and Fourth of Fiscal 2003 and all Fiscal Quarters                             2.40 to 1
Thereafter
------------------------------------------------------------ ---------------------------------------------------------

          3. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Fifth Amendment to Credit Agreement shall become effective upon (i) receipt by the Administrative Agent of counterparts hereof which, taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders and
     (ii) receipt by the Administrative Agent of a fee for each Lender executing this Fifth Amendment in an amount equal to 3/8 of 1% of the sum of its Revolving Credit Commitment and the outstanding principal balance of its Term Loans (the Administrative Agent to promptly distribute such fees to the signing Lenders upon this Fifth Amendment to the Credit Agreement becoming effective) and of such fees as the Borrower has agreed to pay to the Agents. Upon this Fifth Amendment to Credit Agreement becoming effective such effectiveness shall relate back to June 26, 1999 all with the same force and effect for all purposes as though the conditions precedent to effectiveness hereof had been satisfied on that date.

          4. MISCELLANEOUS. Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Fifth Amendment to Credit Agreement need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such to be deemed to be a reference to the Credit Agreement as amended hereby. This Fifth Amendment to Credit Agreement may be executed in counterparts, and by separate parties hereto on separate counterparts each to constitute an original but all but one and the same instrument. This Fifth Amendment to Credit Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

     Dated as of the 13th day of August 1999 but to be effective as of June 26, 1999 as hereinabove set forth.

                 AGRILINK FOODS, INC.

                         By    /s/ Earl L. Powers
                               -------------------------------------------------
                               Its  VP
                                    --------------------------------------------

                 PRO-FAC COOPERATIVE, INC.


                         By    /s/ Earl L. Powers
                               -------------------------------------------------
                               Its  VP
                                    --------------------------------------------


                 LINDEN OAKS CORPORATION
                        By     /s/ Timothy J. Benjamin
                               -------------------------------------------------
                               Its  President
                                    --------------------------------------------

                 KENNEDY ENDEAVORS, INCORPORATED
                         By    /s/ Earl L. Powers
                               -------------------------------------------------
                               Its  VP
                                    --------------------------------------------



 Accepted and agreed to as of the date last above written.

                 HARRIS TRUST AND SAVINGS BANK,
                   individually and as Administrative Agent,
                   Issuing Bank and Swing Lender


                         By    /s/ Dianna D. Carr
                               -------------------------------------------------
                               Its  Vice President
                                    --------------------------------------------